A3575 (P994)

Reported pneumonia events in the SUMMIT trial

Crim C[1], Anderson JA[2], Brook RD[3], Calverley PMA[4], Celli B[5], Kilbride S[2], Martinez FJ[6], Newby DE[7], Yates J[1], Vestbo J[8]

[1]GSK, Research Triangle Park, NC, USA; [2]GSK, Uxbridge, UK; [3]University of Michigan Health System, Ann Arbor, MI, USA; [4]University Hospital Aintree, Liverpool, UK [5]Brigham and Women's Hospital, Harvard Medical School, Boston, MA, USA; [6]New York Presbyterian Hospital / Weill Cornell Medical Center, New York, NY, USA [7]University of Edinburgh, Edinburgh, UK; [8]University of Manchester and South Manchester University Hospital NHS Foundation Trust, Manchester, UK

Aims

- Patients with chronic obstructive pulmonary disease (COPD) are at increased risk for pneumonia. Previous studies have shown that pneumonia risk in COPD is partly related to the severity of airflow limitation.
- For patients receiving inhaled corticosteroid (ICS)-containing regimens, the risk of pneumonia is increased in those with severe (forced expiratory volume in 1 second [FEV_1] ≥30% and <50% predicted) and very severe (FEV_1 <30% predicted) airflow obstruction.
- The Study to Understand Mortality and MorbidITy in COPD (SUMMIT) investigated the effects of an ICS, a long-acting β-agonist (LABA), and the combination in patients with moderate COPD who had, or were at high risk for, cardiovascular disease (CVD).
- The risk of pneumonia in patients with COPD receiving an ICS, a LABA, or the combination was assessed as a safety endpoint in SUMMIT.

Methods

- SUMMIT was a prospective, double-blind, parallel-group, placebo-controlled, event-driven, randomized trial (1368 centers; 43 countries).
- Participants were current or former smokers aged 40–80 years, with a history of COPD and a post-bronchodilator FEV_1 ≥50 and ≤70% of the predicted value, a post-bronchodilator FEV_1/forced vital capacity ≤0.70, and ≥2 on the modified Medical Research Council dyspnea scale.
- Patients had a history of CVD (coronary artery disease, peripheral arterial disease, prior stroke or myocardial infarction, or diabetes mellitus with target organ disease) or increased cardiovascular risk (≥60 years and receiving medications for ≥2 of the following: hypercholesterolemia, hypertension, diabetes mellitus, or peripheral vascular disease).
- ICS and LABA treatments were discontinued before study entry. Participants were then randomized to receive one of the following (once daily):
  - placebo
  - fluticasone furoate (FF) 100µg
  - vilanterol (VI) 25µg
  - FF/VI 100/25µg.
- Adverse events (AEs) were collected at each study visit by the study investigators and coded using the Medical Dictionary for Regulatory Activities (MedDRA® version 18.0; International Federation of Pharmaceutical Manufacturers and Associations, Geneva, Switzerland).
- Treatment effect on the risk of pneumonia was assessed by comparing the incidence, rate, and Kaplan Meier curves for pneumonia.
- Adverse events of special interest (AESIs) were those associated with the known pharmacologic action of ICS or LABA therapy. For pneumonia, this used a pre-defined list of preferred terms from MedDRA that allowed a comprehensive review of pneumonia data (**Table 1**).
- Rate represents the number of events per 100 subject-years of exposure, calculated as: (total number of AEs*100)/total duration of exposure in years.

Table 1. Listing of AE preferred terms for pneumonia events in SUMMIT

Pneumonia	Tuberculosis	Lung consolidation	Pneumonia moraxella
Lobar pneumonia	Pneumonitis	Pneumonia streptococcal	Pneumonia staphylococcal
Bronchopneumonia	Pneumonia aspiration	Empyema	Pneumonia viral
Pulmonary tuberculosis	Pneumonia bacterial	Pneumonia klebsiella	Tuberculous pleurisy
Lung infection	Pneumonia haemophilus		

Results

Participants

- 16,568 patients underwent randomization and took study medication to be included in the safety population.
- Baseline characteristics were balanced across all treatment arms (**Table 2**).

Pneumonias

- Total exposure to study medication was higher in the FF/VI treatment group compared with FF and VI treatment groups, and placebo.
- The incidence and rates of pneumonia AEs and pneumonia serious AEs (SAEs) were comparable in the FF-containing groups and placebo (**Table 3**).
- On-treatment and post-treatment fatal pneumonia SAEs occurred in <1% of patients in all treatment groups (**Table 3**).
- Treatment did not increase the rate of adjudicated on-treatment deaths compared with placebo (**Table 3**).

Table 2. Selected screening characteristics in SUMMIT (safety population)

	Placebo n=4131	FF 100µg n=4157	VI 25µg n=4140	FF/VI 100/25µg n=4140
Mean age, years ± SD	65 ± 8	65 ± 8	65 ± 8	65 ± 8
Male, n (%)	3081 (75)	3059 (74)	3069 (74)	3121 (75)
BMI, kg/m² ± SD	28 ± 6	28 ± 6	28 ± 6	28 ± 6
Current smokers, n (%)	1949 (47)	1952 (47)	1941 (47)	1875 (45)
Smoking history, pack-years ± SD	41 ± 25	41 ± 24	41 ± 24	40 ± 24
Predicted post-bronchodilator FEV_1, % ± SD	60 ± 6	60 ± 6	60 ± 6	60 ± 6
Pre-study COPD therapy, %				
LABA	35	35	36	35
LAMA	16	15	15	15
ICS	33	33	33	34

BMI, body mass index; LABD, long-acting bronchodilator; LAMA, long-acting muscarinic antagonist; SD, standard deviation. Combination products are included in all applicable respiratory medication classes.

Table 3. Summary of pneumonias in safety population

	Placebo n=4131	FF 100µg n=4157	VI 25µg n=4140	FF/VI 100/25µg n=4140
Total exposure to study medication, years	6614	6889	6955	7038
Pneumonia terms*				
Patients with on-treatment AEs Rate (number of AEs)	214 (5%) 3.84 (254)	228 (5%) 4.24 (292)	163 (4%) 2.77 (193)	237 (6%) 3.95 (278)
Patients with on-treatment SAEs Rate (number of AEs)	127 (3%) 2.22 (147)	146 (4%) 2.51 (173)	104 (3%) 1.64 (114)	140 (3%) 2.24 (158)
Patients with on and post-treatment fatal SAEs	16 (<1%)	23 (<1%)	13 (<1%)	23 (<1%)
Patients with on-treatment fatal SAEs Rate (number of AEs)	10 (<1%) 0.15 (10)	17 (<1%) 0.25 (17)	5 (<1%) 0.07 (5)	16 (<1%) 0.23 (16)
Patients with post-treatment fatal SAEs	6 (<1%)	6 (<1%)	8 (<1%)	7 (<1%)
Pneumonia death†				
Total deaths	16 (<1%)	19 (<1%)	13 (<1%)	24 (<1%)
On-treatment deaths	9 (<1%)	10 (<1%)	6 (<1%)	13 (<1%)
Rate of on-treatment deaths	0.14	0.15	0.09	0.18

*Terms from the AESI grouping of pneumonia. Includes one SAE that was not fatal in the FF arm with verbatim term of 'non pulmonary tuberculosis' that coded to preferred term tuberculosis
†Cause of death as adjudicated by the Clinical Endpoint committee. This includes the following classifications: pulmonary (COPD with pneumonia) and other (pneumonia)

Time to pneumonia AEs

- There was no difference in the time to first on-treatment AE or SAE in the FF-containing treatment groups compared with placebo (**Figure 1**).

Figure 1. Time to first on-treatment (a) pneumonia AESI or (b) pneumonia serious AESI


a
Placebo
FF 100
VI 25
FF/VI 100/25
Probability of pneumonia (%)
Time to event (years)
No. without event
b
Probability of pneumonia (%)
Time to event (years)
No. without event

Patients who were withdrawn were censored at their treatment end date + 1
95% Confidence intervals provided at yearly intervals
'No. without event' denotes the number of patients who have not had an event and are continuing follow-up immediately after the time point

Conclusions

- Reported pneumonia-related events were not increased in the ICS-containing arms (FF and FF/VI) compared with placebo.
- There was no difference in the time to first on-treatment pneumonia AE in ICS-containing arms compared with placebo.
- These data suggest that the pneumonia risk with ICS use may be of less concern in patients with COPD with moderate airflow limitation than previously thought.

Acknowledgements

- The authors declare the following real/perceived conflicts of interest during the last 3 years: CC/JA/SK/JY are GSK employees; RDB reports personal fees from GSK; PMAC reports personal fees from GSK, BI, AstraZeneca, Takeda; BC reports personal fees from GSK, BI, AstraZeneca, Almirall, Rox Medical, Novartis; FJM reports non-financial support from GSK and personal fees from Forest, Janssen, Nycomed/Takeda, Actelion, Amgen, AstraZeneca, Carden Jennings, CSA Medical, Ikaria, Genentech, Merck, Pearl, Pfizer, Roche, American College of Chest Physicians, CME Incite, Center for Healthcare Education, Inova Health System, MedScape, Miller Medical, National Association for Continuing Education, Paradigm, Peer Voice, Projects in Knowledge, St. John's Hospital, St. Mary's Hospital, University of Illinois Chicago, University of Virginia, UpToDate, Wayne State University, BI, Bayer, Merion, Informa, GSK, Western Society of Allergy and Clinical Immunology, Theravance, Novartis, Haymarket, Annenberg, Academic CME, Integritas, Unity, Sunovion; DEN reports personal fees from GSK; JV reports personal fees from GSK, Chiesi Pharmaceuticals, BI, Novartis, AstraZeneca. This study was funded by GSK (HZC113782/NCT01313676). Editorial support was provided by Emma McConnell, PhD (in the form of assembling the first draft of the poster under the direction of the authors) and Rebecca Seth (in the form of redrawing figures and formatting the poster) at Gardiner-Caldwell Communications (Macclesfield) and was funded by GSK.

Presented at the ATS International Conference, San Francisco, CA, USA, 13–18 May 2016